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                                                                    EXHIBIT 10.2

THIS NOTE HAS BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR QUALIFICATION OR OTHERWISE EXCEPT PURSUANT TO AN APPLICABLE EXEMPTION THEREFROM AS EVIDENCED BY AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER HEREOF.

                             SECURED PROMISSORY NOTE
                                   (TERM NOTE)


$8,500,000.00                                                  December 29, 2000
                                                             Fremont, California

FOR VALUE RECEIVED, the undersigned, jointly and severally ("Borrower"), hereby promises to pay to the order of ZENGINE, INC. ("Lender"), at its offices located at 6100 Stewart Avenue, Fremont, California 95438, in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of $8,500,000.00 together with interest from and after the date hereof on the unpaid principal balance outstanding at a variable rate per annum equal to the Prime Rate (as defined in the Loan Agreement by and among Borrower and Lender dated as of December 29, 2000 (hereinafter, as amended from time to time, the "Loan Agreement")).

This Secured Promissory Note (the "Note") is the Term Note referred to in, and is issued pursuant to the Loan Agreement and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

The rate of interest in effect hereunder with respect to the Loan shall increase or decrease by an amount equal to any increase or decrease in the Prime Rate effective as of the opening of business on the date that any such change in the Prime Rate occurs. Interest shall be computed in the manner provided in the Loan Agreement.

For so long as no Event of Default shall have occurred the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

(a) Interest shall be due and payable on the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, commencing on January 1, 2001, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full;


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(b)      Principal shall be payable in accordance with the Loan Agreement;

(c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on March 30, 2001.

Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 1.7 of the Loan Agreement.

Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in article IV of the Loan Agreement and as set forth in the other Loan Documents.

Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered as of the date first above written on January 29, 2001.

                                    MCSi-CALIFORNIA, INC. (formerly known as
                                    "West Lake Acquisition Corporation")

                                    By:   /s/ IRA H. STANLEY
                                      ------------------------------------------
                                      Name: Ira H. Stanley
                                      Title: Vice President


                                    DIGITAL NETWORKS CORPORATION (formerly known as "Agoura Hills Corporation")

                                    By:   /s/ IRA H. STANLEY
                                      ------------------------------------------
                                      Name: Ira H. Stanley
                                      Title: Vice President


                                    MCSi-TEXAS, INC.  (formerly known as
                                    "MCSi-IG-PV, Inc.")

                                    By:   /s/ IRA H. STANLEY
                                      ------------------------------------------
                                      Name: Ira H. Stanley
                                      Title: Vice President